UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2017

Silver Bay Realty Trust Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-35760	90-0867250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Fernbrook Lane North, Suite 210
Plymouth, MN 55447

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code:   (952) 358-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☒

Item 5.07.  Submission of Matters to a Vote of Security Holders

As previously disclosed, Silver Bay Realty Trust Corp., a Maryland corporation (the “Company”), Silver Bay Management LLC, a Delaware limited liability company, and Silver Bay Operating Partnership L.P., a Delaware limited partnership, entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Tricon Capital Group, Inc., a company incorporated under the laws of the Province of Ontario, TAH Acquisition Holdings LLC, a Delaware limited liability company (“Parent”), and TAH Acquisition LP, a Delaware limited partnership. Subject to the terms and conditions of the Merger Agreement, the Company will merge with and into Parent, with Parent continuing as the surviving entity (the “Merger”).

The Company held a Special Meeting of Stockholders on May 5, 2017 at 8:00 a.m., Central time (the “Special Meeting”), to vote on the approval of the Merger Agreement, the Merger and the other actions and transactions contemplated in the Merger Agreement.  At the Special Meeting, 25,869,125 shares cast votes out of a total of 35,471,089 shares entitled to vote and accordingly a quorum was present.

The following describes the matters considered by the Company’s stockholders at the Special Meeting, as well as the results of votes cast at the Special Meeting:

Proposal 1:

To approve the Merger Agreement, the Merger and the other actions and transactions contemplated by the Merger Agreement.

For	Against	Abstain
25,538,462	89,176	241,487

Proposal 2:

To approve any proposal submitted to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement, the Merger and the other actions and transactions contemplated by the Merger Agreement.

For	Against	Abstain
23,500,150	2,138,615	230,360

As a result of the votes cast at the Special Meeting, both proposals were approved by the Company’s stockholders.  It was not necessary to adjourn the Special Meeting under the authority granted by Proposal 2 because there were sufficient votes at the time of the Special Meeting to approve Proposal 1.

Subject to the satisfaction or waiver of the remaining conditions in the Merger Agreement, the closing of the Merger is expected to occur during the week of May 8th, 2017.

Forward-Looking Statements

All statements included or referenced may contain statements that are not historical facts and that constitute “forward-looking statements” within the meaning of such term under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act”.  Our actual results may differ from expectations, estimates and projections and, consequently, these forward-looking statements should not be relied upon as predictions of future events.  Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Silver Bay stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements.  These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in our Definitive Proxy Statement filed on March 28, 2017, and the following factors: (i) the inability to complete the Merger due to failure to satisfy the remaining conditions to the completion of the Merger; (ii) the risk that the Parent Parties may not be able to raise sufficient proceeds from its planned debt and equity financings to pay for the merger consideration; (iii) the risk that the Merger Agreement may be terminated in circumstances that require us to pay the Parent Parties a termination fee of $24.5 million; (iv) the outcome of any legal proceedings that may be instituted against us and others related to the Merger Agreement; (v) risks that the proposed Merger affects our ability to retain or recruit employees; (vi) the fact that receipt of the all-cash merger consideration would be taxable to the stockholders that are treated as U.S. holders for U.S. federal income tax purposes; (vii) the fact that, if the Merger is completed, the Silver Bay stockholders will forego the opportunity to realize the potential long-term value of the successful execution of Silver Bay’s current strategy as an independent company; (viii) the fact that under the terms of the Merger Agreement, Silver Bay is unable to solicit other acquisition proposals during the pendency of the Merger; (ix) the effect of the announcement or pendency of the Merger on our business relationships, operating results and business generally, including risks related to the diversion of the attention of management or employees during the pendency of the Merger; (x) the amount of the costs, fees, expenses and charges related to the Merger Agreement or the Merger; and (xi) the risk that our stock price may decline significantly if the Merger is not completed. For additional information, please see the information contained under the caption “Risk Factors” and information in our consolidated financial statements and notes thereto included in our most recent filings on Forms 10-K and 10-Q. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements. Except as required by applicable law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. The Silver Bay stockholders are advised to consult any future disclosures that we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER BAY REALTY TRUST CORP.

	By:	/s/ Daniel J. Buechler
Daniel J. Buechler
General Counsel and Secretary

Date: May 5, 2017